Exhibit 10.4

EXECUTION COPY

$250,000,000 INCREMENTAL TERM LOAN FACILITY

SECOND INCREMENTAL ASSUMPTION AGREEMENT

Dated as of February 11, 2011

among

AFFINION GROUP HOLDINGS, INC.

AFFINION GROUP, INC.

and

CERTAIN SUBSIDIARIES OF AFFINION GROUP, INC.

as Loan Parties

and

BANK OF AMERICA, N.A.

as Administrative Agent and Collateral Agent

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

and

DEUTSCHE BANK SECURITIES INC.

as Joint Lead Arrangers

and

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

DEUTSCHE BANK SECURITIES INC.,

CREDIT SUISSE SECURITIES (USA) LLC,

CITIGROUP GLOBAL MARKETS INC.,

GOLDMAN SACHS LENDING PARTNERS LLC,

J.P. MORGAN SECURITIES LLC,

UBS SECURITIES LLC

and

MORGAN JOSEPH TRIARTISAN FINANCE LLC

as Joint Book Runners

AFFINION – 2nd Incremental Assumption Agt

SECOND INCREMENTAL ASSUMPTION AGREEMENT

THIS SECOND INCREMENTAL ASSUMPTION AGREEMENT (this “Agreement”), dated as of February 11, 2011, is made by and among AFFINION GROUP, INC., a Delaware corporation (the “Borrower”), AFFINION GROUP HOLDINGS, INC., a Delaware corporation (“Holdings”), each of the undersigned banks and other financial institutions party hereto as lenders (in such capacity, the “Incremental Term Lenders”), each subsidiary of the Borrower listed on the signature pages hereto (together with Holdings and the Borrower, the “Loan Parties”), BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders under, and as defined in, the Credit Agreement (as defined below), MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and DEUTSCHE BANK SECURITIES INC., as joint lead arrangers (in such capacity, the “Lead Arrangers”), and MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, DEUTSCHE BANK SECURITIES INC., CREDIT SUISSE SECURITIES (USA) LLC, CITIGROUP GLOBAL MARKETS INC., GOLDMAN, SACHS LENDING PARTNERS LLC, J.P. MORGAN SECURITIES LLC, UBS SECURITIES LLC and MORGAN JOSEPH TRIARTISAN FINANCE LLC, as joint bookrunners (in such capacity, the “Bookrunners”).

PRELIMINARY STATEMENTS:

(1) The Borrower, Holdings, the Administrative Agent, the other agents party thereto, and the lenders from time to time party thereto are parties to an Amended and Restated Credit Agreement, dated as of April 9, 2010 (as supplemented by that certain Incremental Assumption Agreement, dated as of December 13, 2010, and as otherwise amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms not otherwise defined in this Agreement have the same meanings as specified in the Credit Agreement;

(2) The Company has requested that the Incremental Term Lenders collectively provide Incremental Term Loan Commitments hereunder, and make Incremental Term Loans pursuant thereto, in an aggregate amount equal to $250,000,000 (the “Aggregate Incremental Term Loan Commitment”) on the Effective Date (as defined below), and each Incremental Term Lender is prepared to make a portion of such Aggregate Incremental Term Loan Commitment, and to provide a portion of the Incremental Term Loans pursuant thereto, in the respective amounts set forth on Schedule 1 hereto, in each case subject to the other terms and conditions set forth herein; and

(3) The Loan Parties, the Incremental Term Lenders and the Administrative Agent are entering into this Agreement in order to evidence such Incremental Term Loan Commitments and Incremental Term Loans, which are to be made in the form of additional Tranche B Term Loan Commitments and additional Tranche B Term Loans, in accordance with Section 2.20 of the Credit Agreement.

SECTION 1. Incremental Term Loans. Pursuant to Section 2.20 of the Credit Agreement, and subject to the satisfaction of the conditions set forth in Section 3 hereof, on and as of the Effective Date:

AFFINION – 2nd Incremental Assumption Agt

(a) Each Incremental Term Lender that is also already a Tranche B Lender under the Credit Agreement (an “Increasing Term Loan Lender”) hereby agrees that upon, and subject to, the occurrence of the Effective Date, such Incremental Term Lender’s Tranche B Term Loan Commitment shall be increased, as contemplated by Section 2.20 of the Credit Agreement, by the amount set forth opposite such Incremental Term Lender’s name under the heading “Incremental Term Loan Commitment” on Schedule 1 to this Agreement. From and after the Effective Date, each reference in the Credit Agreement to any Increasing Term Loan Lender’s Tranche B Term Loan Commitment shall mean its Tranche B Term Loan Commitment, as increased pursuant to this Agreement, and as set forth opposite its name on Schedule 1 to this Agreement under the heading “Total Tranche B Term Loan Commitment” on Schedule 1 to this Agreement.

(b) Each Incremental Term Lender that is not, prior to the effectiveness of this Agreement, a Tranche B Lender under the Credit Agreement (each, an “Additional Term Loan Lender”), hereby agrees that upon, and subject to, the occurrence of the Effective Date, such Incremental Term Lender shall be deemed to be, and shall become, a “Tranche B Lender” and a “Lender” for all purposes of, and subject to all the obligations of a “Tranche B Lender” and a “Lender” under, the Credit Agreement and the other Loan Documents, and shall have a Tranche B Term Loan Commitment that is equal to the amount set forth opposite such Incremental Term Lender’s name under the heading “Incremental Term Loan Commitment” on Schedule 1 to this Agreement. Each Loan Party and the Administrative Agent hereby agree that from and after the Effective Date, each Additional Term Loan Lender shall be deemed to be, and shall become, a “Tranche B Lender” and a “Lender” for all purposes of, and with all the rights and remedies of a “Tranche B Lender” and a “Lender” under, the Credit Agreement and the other Loan Documents. From and after the Effective Date, each reference in the Credit Agreement to any Additional Term Loan Lender’s Tranche B Term Loan Commitment shall mean its Tranche B Term Loan Commitment as acquired pursuant to this Agreement, and as set forth opposite its name on Schedule 1 to this Agreement under the heading “Total Tranche B Term Loan Commitment” on Schedule 1 to this Agreement.

(c) Each Additional Term Loan Lender and each Increasing Term Loan Lender hereby agrees to make Incremental Term Loans to the Borrower on the Effective Date in a principal amount not to exceed its respective Tranche B Term Loan Commitment (as determined giving effect to this Agreement).

SECTION 2. Amendments to the Credit Agreement. Pursuant to Section 2.20 of the Credit Agreement, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, effective on and as of the Effective Date, the Credit Agreement is hereby amended as follows:

(a) the aggregate amount of the Tranche B Term Loan Commitments shall be increased by $250,000,000;

3	AFFINION – 2nd Incremental Assumption Agt

(b) the Tranche B Term Loan Commitments of each Incremental Term Lender (as a Tranche B Lender under the Credit Agreement) shall be equal to the respective amount set forth opposite such Incremental Term Lender’s name under the heading “Total Tranche B Term Loan Commitment” on Schedule 1 to this Agreement;

(c) the term “Joint Lead Arrangers”, as defined in the recitals to the Credit Agreement, shall be amended by adding “DBS” to the list of Joint Lead Arrangers set forth therein; and

(d) the term “Bookrunners”, as defined in the recitals to the Credit Agreement, shall be amended by adding “Citigroup Global Markets Inc.”, “Goldman Sachs Lending Partners LLC” and “Morgan Joseph TriArtisan Finance LLC” to the list of Bookrunners set forth therein.

SECTION 3. Conditions to Effectiveness on Effective Date. This Agreement, and the obligations of the Incremental Term Lenders to make their respective Incremental Term Loan Commitments, and to fund their respective Incremental Term Loans, as specified in Section 1 hereof, shall become effective on and as of the Business Day occurring on or before February 18, 2011 on which the following conditions shall have been satisfied (the “Effective Date”):

(a) The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party, or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

(b) The Administrative Agent shall have received a Borrowing Request, completed and delivered in accordance with the terms of Section 2.03 of the Credit Agreement.

(c) The Administrative Agent shall have received, on behalf of itself, the Issuing Banks and the Lenders, a favorable written opinion of Akin Gump Strauss Hauer and Feld, LLP, special counsel for Holdings, the Borrower and the other Loan Parties, (A) dated the Effective Date, (B) addressed to the Administrative Agent, the Collateral Agent, the Issuing Banks and the Lenders, and (C) in form and substance reasonably satisfactory to the Administrative Agent, and covering such matters as the Administrative Agent shall reasonably request relating to, as applicable, this Agreement and the other documents delivered in connection herewith on behalf of the Loan Parties, and each of Holdings, the Borrower and the other Loan Parties hereby instructs its counsel to deliver such opinions.

(d) All legal matters incident to this Agreement, the extensions of credit hereunder and the other documents delivered in connection herewith or therewith shall be reasonably satisfactory to the Administrative Agent and to each Incremental Term Lender on the Effective Date.

4	AFFINION – 2nd Incremental Assumption Agt

(e) The Administrative Agent shall have received each of the items referred to below:

(i) a copy of the Borrower’s certificate of incorporation, including all amendments thereto, certified as of a recent date by the Secretary of State of the jurisdiction of its incorporation, and accompanied by a certificate as to the good standing of the Borrower as of a recent date from such Secretary of State;

(ii) a certificate of the Secretary or Assistant Secretary of the Borrower, dated the Effective Date and certifying:

(A) that attached thereto is a true and complete copy of the by-laws of the Borrower, as in effect on the Effective Date and at all times since the date of the adoption of the resolutions of the Board of Directors of the Borrower described in clause (B) below;

(B) that attached thereto is a true and complete copy of (1) the duly adopted resolutions of the Board of Directors of the Borrower, delegating to the “Pricing Committee” (a sub-formation of the Board of Directors) the power and authority to authorize the Borrower’s entry into, and borrowings and other performance under, an incremental term credit facility of the same nature and scope as the transactions set forth herein, and (2) the duly adopted resolutions of the Pricing Committee, specifically authorizing the execution, delivery and performance of this Agreement and any other documents delivered in connection herewith on behalf of the Borrower, and the extensions of credit under the Credit Agreement, as amended hereby, and that neither the resolutions of the Board of Directors nor the resolutions of the Pricing Committee referred to above have been modified, rescinded or amended, and that both are in full force and effect on the Effective Date;

(C) that the certificate of incorporation and the by-laws of the Borrower have not been amended since the date of the last amendment thereto disclosed pursuant to clause (i) above;

(D) as to the incumbency and specimen signature of each officer or other duly authorized person executing this Agreement or any other document delivered in connection herewith on behalf of the Borrower; and

(E) as to the absence of any pending proceeding for the dissolution or liquidation of the Borrower or any other Loan Party or, to the knowledge of such person, threatening the existence of the Borrower or any other Loan Party;

(iii) a certification of another officer or other duly authorized person as

5	AFFINION – 2nd Incremental Assumption Agt

to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to Section 3(e)(ii) hereof;

(iv) a certificate of a Responsible Officer of the Borrower as to the satisfaction of the conditions set forth in Sections 2.20(a), 2.20(c)(iii), 2.20(c)(v), 4.01(b) and 4.01(c) of the Credit Agreement; provided, that such certificate shall include reasonably detailed calculations demonstrating the Loan Parties’ compliance with, and satisfaction of, the conditions set forth in Sections 2.20(c)(iii) and 2.20(c)(v) of the Credit Agreement;

(v) a copy of the written notice from the Borrower requesting the Incremental Term Loan Commitments constituting the Aggregate Incremental Term Loan Commitment, executed and delivered by the Borrower pursuant to Section 2.20(a) of the Credit Agreement;

(vi) a solvency certificate executed by the Chief Financial Officer of the Borrower in substantially the form of the solvency certificate previously delivered by the Borrower on the Restatement Effective Date; and

(vii) such other documents as the Administrative Agent may reasonably request in connection with the Aggregate Incremental Term Loan Commitment (including, without limitation, tax identification numbers and addresses).

(f) The Administrative Agent and the Incremental Term Lenders shall have received:

(i) a non-refundable up-front fee paid to each Incremental Term Lender for its own account, in an amount equal to 0.25% of such Incremental Term Lender’s Incremental Term Loan Commitment hereunder, pursuant to Section 1 hereof; and

(ii) all other fees due and payable thereto on or prior to the Effective Date and, to the extent invoiced, all other amounts due and payable pursuant to the Loan Documents on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of Shearman & Sterling LLP) required to be reimbursed or paid by the Loan Parties hereunder or under any Loan Document.

(g) The conditions set forth in (i) Sections 4.01(b) and 4.01(c) of the Credit Agreement shall be satisfied as of the Effective Date as though the Effective Date is the date of a Credit Event; and (ii) Sections 2.20(a), 2.20(c)(iii) and 2.20(c)(v) of the Credit Agreement shall be satisfied as of the Effective Date.

SECTION 4. Reference to and Effect on the Credit Agreement; Confirmation of Guarantors.

6	AFFINION – 2nd Incremental Assumption Agt

(a) On and after the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by, and after giving effect to, this Agreement.

(b) Each Loan Document, after giving effect to this Agreement, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed, except that, on and after the effectiveness of this Agreement, each reference in each of the Loan Documents (including the Guarantee and Collateral Agreement and the other Security Documents) to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by, and after giving effect to, this Agreement. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, as amended by, and after giving effect to, this Agreement, in each case subject to the terms thereof.

(c) Each Loan Party hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party, (ii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Loan Documents (including, without limitation, the grant of security made by such Loan Party pursuant to the Collateral Agreement) and confirms that such liens and security interests continue to secure the Obligations under the Loan Documents, including, without limitation, all Obligations resulting from or incurred pursuant to the Aggregate Incremental Term Loan Commitment, in each case subject to the terms thereof and (iii) in the case of each Guarantor, ratifies and reaffirms its guaranty of the Obligations pursuant to Article II of the Guarantee and Collateral Agreement.

(d) The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, or constitute a waiver of any provision of any of the Loan Documents.

SECTION 5. Initial Syndication of Incremental Term Loans. The Borrower, pursuant to its consent right with respect the assignment of Loans under Section 9.04(b) of the Credit Agreement, hereby consents to the assignment of any or all of the Incremental Term Loans made pursuant hereto in connection with the initial syndication of such Incremental Term Loans (a) by any Incremental Term Lender to any Bookrunner or to the lending affiliate of any bookrunner, (b) by any Incremental Term Lender to any of the persons listed on the list of prospective lenders delivered to the Borrower by the Administrative Agent or its counsel on February 10, 2011, or to the affiliates of and/or funds managed or controlled by, such persons (collectively, the “Prospective Lenders”), and/or (c) by any Bookrunner or its lending affiliate to any Prospective Lender.

SECTION 6. Costs, Expenses. The Borrower agrees to pay on demand all reasonable out of pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Agreement and the other instruments and documents

7	AFFINION – 2nd Incremental Assumption Agt

to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.05 of the Credit Agreement.

SECTION 7. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier (or other electronic transmission) shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 8. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.

SECTION 9. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

8	AFFINION – 2nd Incremental Assumption Agt

IN WITNESS WHEREOF, the parties hereto have caused this Incremental Assumption Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AFFINION GROUP, INC.

By:	/s/ Todd H. Siegel
	Name:	Todd H. Siegel
	Title:	Executive Vice President and Chief Financial Officer

AFFINION GROUP HOLDINGS, INC.

By:	/s/ Todd H. Siegel
	Name:	Todd H. Siegel
	Title:	Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE]	AFFINION – 2nd Incremental Assumption Agt

AFFINION BENEFITS GROUP, LLC

AFFINION DATA SERVICES, INC.

AFFINION GROUP, LLC

AFFINION LOYALTY GROUP, INC.

AFFINION PUBLISHING, LLC

CCAA CORPORATION

CARDWELL AGENCY INC.

GLOBAL PRIVACY SOLUTIONS, LLC

LIFT MEDIA, LLC

LONG TERM PREFERRED CARE, INC.

TRAVELER’S ADVANTAGE SERVICES, INC.

TRILEGIANT AUTO SERVICES, INC.

TRILEGIANT CORPORATION

TRILEGIANT INSURANCE SERVICES, INC.

TRILEGIANT RETAIL SERVICES, INC.

WATCHGUARD REGISTRATION SERVICES, INC.

WEBLOYALTY HOLDINGS, INC.

WEBLOYALTY.COM, INC.

By:	/s/ Nathaniel J. Lipman
	Name:	Nathaniel J. Lipman
	Title:	Chief Executive Officer

CUC ASIA HOLDINGS

By:	Comp-U-Card Services LLC, its General Partner

By:	Affinion Membership Services Holdings Subsidiary LLC, its General Partner

By:	/s/ Nathaniel J. Lipman
	Name:	Nathaniel J. Lipman
	Title:	Chief Executive Officer

[SIGNATURE PAGE]	AFFINION – 2nd Incremental Assumption Agt

BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent

By:	/s/ John McCusker
	Name:	John McCusker
	Title:	Managing Director

[SIGNATURE PAGE]	AFFINION – 2nd Incremental Assumption Agt

BANK OF AMERICA, N.A., as Incremental Term Lender

By:	/s/ John McCusker
	Name:	John McCusker
	Title:	Managing Director

[SIGNATURE PAGE]	AFFINION – 2nd Incremental Assumption Agt

Schedule 1

Incremental Term Loan Commitments and Incremental Term Lenders

Incremental Term Lender	Incremental Term Loan Commitment	Commitment Percentage	Total Tranche B Term Loan Commitment
Bank of America, N.A.	$250,000,000.00	100.0%	$250,000,000.00

Total	$250,000,000.00	100%	N/A

SCHEDULE 1	AFFINION – 2nd Incremental Assumption Agt